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                                                                    EXHIBIT 99.1

                             METALINE CONTACT MINES

                            CERTIFICATION PURSUANT TO
                           18 U.S.C. OF SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Metaline Contact Mines (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
L. Howell, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly, in all material respects, the financial condition and results of operations of the Company.





                                      By: /s/ Richard L. Howell
                                         -----------------------------------
                                         Richard L. Howell
                                         President & Chief Executive Officer
                                         August 12, 2002